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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  March 2, 2000
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                             87-0422812
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     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



          12596 W. BAYAUD AVENUE
      SUITE 300, LAKEWOOD, COLORADO                   80228
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     Address of Principal Executive                 (Zip Code)
                 Offices


                                       1
              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122
                           ----------------------



                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)


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                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

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      On March 2,  2000, all  of the issued  and outstanding  stock of  Foreland
Corporation's subsidiaries operating its crude oil refinery and asphalt refining and marketing operations and its crude oil transportation company were sold
pursuant to  a court  ordered  foreclosure sale.    Foreland cooperated  in  the
foreclosure and sale in accordance with the Voluntary Surrender Agreement entered into between Foreland and its subsidiaries and its principal secured
creditor, Energy Income Fund, LP.   At the foreclosure  sale, the stock of  such
subsidiaries was acquired for a credit bid aggregating $2,000,000 to be applied against the aggregated secured indebtedness of approximately $13.6 million. Following the final surrender of collateral, the outline obligation to EIF will be satisfied.

      Foreland expects that the remaining collateral encumbered to secure the obligation to this creditor will also be sold in the near future. The additional collateral consists of Foreland's Nevada oil producing properties and a principal exploration prospect and related geological, geophysical and engineering database.


      Other exploration prospects, the approximately 80,000 acre lease position and the associated geological and geophysical database remain with Foreland.


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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(b)  Pro forma financial information required by  this item will be included  in the annual report on Form 10-K for the year ended December 31, 1999.


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                                   SIGNATURES

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     Pursuant to the  requirements of the  Securities Exchange Act  of 1934,  as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2000

                                          FORELAND CORPORATION


                                          By /s/ Bruce C. Decker
                                             Vice-President